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                                                                     EXHIBIT 4.1

                    [PIVOTAL CORPORATION STOCK CERTIFICATE]

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     The Company will furnish to any shareholder without charge upon request to the Transfer Agent named on the face of this Certificate a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of shares or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT ......Custodian......
TEN ENT - as tenants by the entities                      (Cust)        (Minor)
JT TEN  - as joint tenants with right of            Under Uniform Gift to Minors
          survivorship and not as tenants           Act.........................
          in common                                            (State)

         Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

Please insert social security or other
   identifying number of assignee

______________________________________

________________________________________________________________________________
                        (Name and address of transferor)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________ common shares registered in the name of the undersigned on the books of the Company named on the face of this Certificate and represented hereby, and irrevocably constitutes and appoints:

___________________________________________________________________ the attorney of the undersigned to transfer the said common shares on the register of transfers and books of the Company with full power of substitution hereunder.

DATED:


____________________________________        ____________________________________
      (Signature of Witness)                     (Signature of Shareholder)

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

The signature(s) must be guaranteed by an eligible guarantor institution (Bank, Stockbroker, Savings and Loan Associations and Credit Unions with membership in an approved Signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.

SIGNATURE GUARANTEED by: _______________________________________________________